UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 24, 2008 (June 27, 2008)

RX FOR AFRICA, INC.  f/k/a Diamond Entertainment Corp.
(Exact name of registrant as specified in its charter)

New Jersey	0-17953	22-2748019
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

462 Seventh Avenue, Suite 1200, New York, NY 10018
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (646) 461-3082

Check the appropriate box below if the Form  8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02    Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

In connection with efforts to consummate the merger between the Company (then known as Diamond Entertainment Corp.) and Rx for Africa, Inc., which merger was completed May 7, 2007, the Company discovered that certain of its previously filed financial statements contained errors which pre-dated the merger, as described below.  As a result of these errors, the Company has concluded that the previously filed financial statements for the relevant period, as described below, should not be relied upon.

The errors were discovered following the Company’s review beginning in April 2007 of the financial affairs of Diamond Entertainment Corp. and its preparation of pro forma financial statements for use in completing the merger.  This review process continued for approximately six months, concluding on or about November 1, 2007, at which time the Company reached its final conclusion that financial statements filed by the Company for periods prior to the merger contained certain errors, as described below.  Amended reports on Form 10-QSB/A for each of the relevant periods have been filed by the Company and an amended report on Form 10-KSB/A is under final review and audit and is expected to be filed with the Securities and Exchange Commission no later than September 2008.

The first error relates to the accounting rules used by the Company’s prior accountants with respect to the debt securities issued in connection with its $1,150,000 pre-merger financing transaction.   Specifically, the accounting entries made by the Company with regard to that financing were based on the mistaken belief that the conversion price of the convertible debt securities issued as part of the financing was variable (i.e., that it was subject to fluctuation based upon the market price of the Company’s stock).   This, in turn, caused the Company and its prior management to wrongly conclude that the debt securities were derivative instruments, giving rise to a series of complex calculations based on the application of derivative accounting rules.  In fact, the conversion price of the issued securities was fixed throughout the term of the instruments and, accordingly, the Company has concluded that the instruments are not derivatives and that derivative accounting rules do not apply.   The effects of this error on the Company’s financial statements for the relevant periods are described below.

The $1,150,000 pre-merger financing transaction was completed during the three months ended December 31, 2006.  As a result of the Company’s mistaken assumption that the conversion price was variable and that the instruments were derivatives, the beneficial conversion feature of this debt, together with the warrants, were mistakenly classified as derivative financial instruments in the Company’s financial statements as originally filed. The primary effect of the restatement of the Company’s financial statements for the three months ended December 31, 2006 was a net decrease in expense in the amount of $6,698,506 and a net decrease in current liabilities of $7,818,523.  The $6,698,506 decrease in expense consists of $6,721,762 directly attributable to the value of the derivatives and warrants, offset by $23,256 increase in interest expense and amortization of debt discount. The original report on Form 10-QSB was filed with the Securities and Exchange Commission on February 22, 2007. The amended report on Form 10-QSB/A was filed with the Securities and Exchange Commission on July 3, 2008.

The second error discovered by the Company with respect to pre-merger financial statements relates to the description and disclosures surrounding stock-based compensation offered to certain officers.  These errors were discovered during the process of reviewing the Company’s Form 10-KSB for the period ended March 31, 2007 for the purpose of making required amendments to properly reflect the non-derivative nature of the debt instruments issued as part of the $1,150,000 financing described above. Initially, the Company determined that certain disclosures related to the Company’s stock based compensation appeared to be incomplete.  In the process of reviewing and expanding those disclosures, it was discovered that the vesting of certain stock options to officers for certain prior periods (described below) appeared to be reported incorrectly.   The Company’s accountants then looked to the prior periods ended December 31, 2006, September 30, 2006, and June 30, 2006, respectively, to determine when the error originally was reflected on the Company’s financial statements, which proved to be during the period ended June 30, 2006.

Specifically, for the three months ended June 30, 2006, stock options to purchase an aggregate 627,777 shares (post reverse-split) of common stock of the Company issued to Officers and Directors became vested. The report as originally filed disclosed options to purchase an aggregate 1,916,660 shares (post reverse-split) vesting during the quarter, with an expense of $45,521 charged to operations during the period. The report as amended has these options valued at $130,200, with this amount charged to operations during the period.  The Company’s statement of operations is restated by the difference of $84,679.  The original report on Form 10-QSB was filed with the Securities and Exchange Commission on August 21, 2006. The amended report on Form 10-QSB/A was filed with the Securities and Exchange Commission on June 27, 2008.

For the three months ended September 30, 2006, there were no additional changes; however, the changes discussed above regarding the reporting of stock-based compensation for the three months ended June 30, 2006 were reflected in the amended report for the six months ended September 30, 2006. The original report on Form 10-QSB was filed with the Securities and Exchange Commission on November 15, 2006.  The amended report on Form 10-QSB/A was filed with the Securities and Exchange Commission on June 27, 2008.

For the three months ended December 31, 2006, there were no additional changes regarding the stock options discussed above; however, these changes for the three months ended June 30, 2006 were reflected in the amended report for the nine months ended December 31, 2006.

For the twelve months ended March 31, 2007, there were no additional changes regarding the vesting of the stock options; however, the changes discussed above were reflected in the amended report for the twelve months ended March 31, 2007.  In addition, the Company restated its report for the effects of the change from derivative accounting with regard to the convertible debt and warrant components of its $1,150,000 financing.  Although the audit of this period is not yet complete, the primary effects of this change are expected to be a net decrease in expense of approximately $9,036,561 and a decrease in current liabilities of approximately $9,295,171 for the twelve months ended March 31, 2007.  The original report on Form 10-KSB was filed with the Securities and Exchange Commission on July 16, 2007; an unrelated amendment to this report was filed with the Securities and Exchange Commission on August 13, 2007. We expect to file an amendment to this report on Form 10-KSB/A no later than September, 2008.

The foregoing matters were discussed by the Company’s Authorized Officers and their designees with the Company’s independent accountants, Bernstein & Pinchuk, LLP.

Item 8.01    Other Events

Rx for Africa, Inc., f/k/a Diamond Entertainment Corp. (Other OTC: RXAF.PK) effective July 1, 2008 has relocated its principal executive offices to the following address:

Rx for Africa, Inc.
462 Seventh Avenue, Suite 1200
New York, NY 10018
Attn:  Howard Becker
Ph: (646) 461-3082
Fax: (212) 656-1752

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RX FOR AFRICA, INC. (f/k/a Diamond Entertainment Corp.)

Dated: August 8, 2008	By: /s/ Mulugetta Bezzabeh
Mulugetta Bezzabeh, Ph.D
Principal Executive Officer and Principal Financial Officer